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                                                                    EXHIBIT 23.3


            CONSENT OF PRICEWATERCOOPERS LLP, INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-88869 and No. 333-47530) and Form S-3 (No. 333-50770) of Illuminet Holdings, Inc. of our report dated March 17, 2000, relating to the consolidated financial statements of National Telemanagement Corporation and Subsidiary (not presented separately herein with respect to the financial statements), which appears in this Form 10-K.

                                       PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
March 8, 2001